MUNIYIELD
MICHIGAN
FUND, INC.





FUND LOGO





Annual Report

October 31, 1998


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniYield
Michigan Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield Michigan Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield Michigan Fund, Inc. earned $0.894 per share income dividends, which included earned and unpaid dividends of $0.082. This represents a net annualized yield of 5.64%, based on a month-end per share net asset value of $15.85. Over the same period, the total investment return on the Fund's Common Stock was +8.25%, based on a change in per share net asset value from $15.58 to $15.85, and assuming reinvestment of $0.888 per share income dividends and $0.078 per share capital gains distributions.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +6.22%, based on a change in per share net asset value from $15.35 to $15.85, and assuming reinvestment of $0.442 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.71%.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.



MuniYield Michigan Fund, Inc.
October 31, 1998



Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
During the six-month period ended October 31, 1998, we maintained the constructive investment strategy that we adopted at the beginning of the period. We continued to believe that the combination of negligible inflation and a slowing domestic economy should result in a low interest rate environment. We expect that this environment is likely to continue well into 1999. Consequently, we anticipate little change to the Fund's existing structure and composition. Furthermore, we intend to maintain a fully invested position in order to seek to enhance the Fund's dividend income.

Throughout the six months ended October 31, 1998, short-term tax-exempt bond interest rates traded in a relatively narrow range centered around 3.50%. Recent Federal Reserve Board actions to lower short-term taxable interest rates in September, October, and again in November have begun to be reflected in the tax-exempt market as well. Interest rates paid to the Fund's Preferred Stock shareholders have declined in recent weeks, which resulted in higher dividends to the Fund's Common Stock shareholders. We anticipate that this situation is likely to continue in the coming months, particularly if the Federal Reserve Board lowers taxable short-term interest rates further. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)



MuniYield Michigan Fund, Inc.
October 31, 1998



Looking ahead, we will closely monitor two areas of the Fund's current portfolio composition. First, despite an already existing high-credit quality structure (over 70% of the Fund is rated AA or higher by at least one of the major rating agencies), we will continue to emphasize higher-rated issues. The yield spread between higher-quality and lower-rated tax-exempt issues has remained historically narrow, and we are able to continue to purchase better quality issues with little yield sacrifice. Also, while none of our current holdings can be called within two years, we will continue to manage the Fund's callable securities in order to limit the impact that the loss of higher nominal coupon-bearing issues would have on the Fund's income stream. We purchased higher-coupon issues at interest rate levels that are significantly higher than presently available. Since interest levels have declined, the market value of these securities has increased dramatically. As these issues approach their earliest call dates, we will monitor opportunities to sell these bonds, capturing the existing market appreciation. As a result, the proceeds of these sales will provide the opportunity to purchase additional securities with greater call protection and pose little disruption to the Fund's existing dividend income stream.


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



December 7, 1998




PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield
Michigan Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                               Shares                   Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:        James H. Bodurtha          7,187,984                      165,124
                                                  Herbert I. London          7,183,402                      169,706
                                                  Robert R. Martin           7,185,701                      167,407
                                                  Arthur Zeikel              7,181,409                      171,699

                                                                               Shares     Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To select Deloitte & Touche LLP as the Fund's
   independent auditors.                                                     7,193,564        35,810        123,734

During the six-month period ended October 31, 1998, MuniYield Michigan Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:        James H. Bodurtha            2,082                           77
                                                  Herbert I. London            2,082                           77
                                                  Robert R. Martin             2,082                           77
                                                  Joseph L. May                2,082                           77
                                                  Andre F. Perold              2,082                           77
                                                  Arthur Zeikel                2,082                           77

                                                                               Shares     Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To select Deloitte & Touche LLP as the Fund's
   independent auditors.                                                       2,160            0              0



MuniYield Michigan Fund, Inc.
October 31, 1998


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.




MuniYield Michigan Fund, Inc.
October 31, 1998



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
HDA       Housing Development Authority
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

Michigan--90.2%
                          Battle Creek, Michigan, Tax Increment Finance Authority (f):
A-       NR*     $1,320     7.10% due 5/01/2004                                                                $   1,543
A-       NR*      1,000     7.40% due 5/01/2004                                                                    1,183

AAA      Aaa      5,000   Brighton, Michigan, Area School District, Revenue Refunding Bonds, GO,
                          UT, Series II, 4.90%** due 5/01/2015 (b)                                                 2,238

AAA      Aaa      3,545   Capital Region Airport Authority, Michigan, Airport Revenue Bonds, AMT,
                          6.60% due 7/01/2012 (c)                                                                  3,906

                          Detroit, Michigan, Sewage Disposal Revenue Bonds:
AAA      Aaa      1,900     6.625% due 7/01/2001 (d)(f)                                                            2,080
AAA      Aaa      3,000     5% due 7/01/2027 (c)                                                                   2,955

AAA      Aaa      2,000   Grand Ledge, Michigan, Public Schools District, UT, 6.45% due 5/01/2014 (c)              2,251

AAA      Aaa      2,500   Grand Rapids, Michigan, Sanitation Sewer System, Revenue Refunding and
                          Improvement Bonds, Series A, 4.75% due 1/01/2028 (d)                                     2,379

A1+      VMIG1++  1,400   Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds, VRDN, 2.90% due
                          1/01/2020(a)(d)                                                                          1,400

AAA      Aaa      2,000   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Bonds (Borgess Medical Center), Series A, 5.625% due 6/01/2014 (b)                       2,146

                          Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Refunding and Improvement Bonds (Bronson Methodist), Series A (f):
A        A1       2,500     6.25% due 5/15/2003                                                                    2,789
A        A1       1,750     6.375% due 5/15/2003                                                                   1,961

AAA      Aaa      7,100   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                          (Butterworth Health Systems), Series A, 5.625% due 1/15/2006 (c)(f)                      7,889

AAA      Aaa      2,500   Kent, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                          Refunding Bonds (Pine Rest Christian Hospital), 6.50% due 11/01/2010 (d)                 2,716

                          Michigan Higher Education Student Loan Authority Revenue Bonds, AMT:
NR*      A        1,250     Series XIV-A, 6.75% due 10/01/2006                                                     1,331
A1       VMIG1++    300     VRDN, Series XII-D, 3.15% due 10/01/2015 (a)(b)                                          300

                          Michigan Municipal Bond Authority Revenue Bonds:
AA+      Aa1      1,500     (Drinking Water Revolving Fund), 4.75% due 10/01/2020                                  1,437
A        NR*      1,100     (Local Government Loan--Revenue Sharing), Series B, 5.80% due 11/01/2013               1,173
AA+      Aa2      2,500     Refunding (Local Government--Qualified School), Series A, 6.50% due
                            5/01/2016                                                                              2,765
AA+      Aa1      4,700     (State Revolving Fund), Series A, 6.55% due 10/01/2002 (f)                             5,263



MuniYield Michigan Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

Michigan (continued)
                          Michigan State Building Authority Revenue Bonds (Facilities Program),
                          Series II (b):
AAA      Aaa     $1,185     4.67%** due 10/15/2009                                                             $     734
AAA      Aaa      1,675     4.77%** due 10/15/2010                                                                   981

                          Michigan State, HDA, Rental Housing Revenue Bonds:
AA-      NR*      1,945     AMT, Series A, 7.15% due 4/01/2010                                                     2,093
AA-      NR*      3,410     Series B, 7.10% due 4/01/2021                                                          3,662

                          Michigan State, HDA, S/F Mortgage Revenue Bonds:
AA+      NR*      2,500     Refunding, Series C, 6.50% due 6/01/2016                                               2,635
AA+      NR*      1,000     Series A, 6.80% due 12/01/2012                                                         1,047
AA+      NR*      2,580     Series A, 6.875% due 6/01/2023                                                         2,724

                          Michigan State Hospital Finance Authority Revenue Bonds:
A-       A3       3,500     (Detroit Medical Center Obligation Group), Series A, 5.25% due 8/15/2028               3,407
AAA      Aaa      2,000     (Mercy Health Services), Series R, 5.375% due 8/15/2026 (b)                            2,043
AAA      A1       1,000     (Mid-Michigan Obligation Group), 6.90% due 12/01/2002 (f)                              1,137
AAA      Aaa      2,000     (Oakwood Hospital Obligation Group), 7.10% due 7/01/2000 (f)                           2,155
A-       A3       5,875     Refunding (Detroit Medical Center Obligation Group), Series A, 6.50%
                            due 8/15/2018                                                                          6,425
AA       Aa3      2,500     Refunding (Henry Ford Health Systems), Series A, 5.25% due 11/15/2020                  2,507
NR*      A1       3,000     Refunding (McLaren Health Care Corp.), Series A, 5% due 6/01/2028                      2,871
AA-      Aaa      1,250     (Sisters of Mercy Health Corp.), Series J, 7.50% due 2/15/2001 (f)                     1,379

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A1+      Aa3      1,100     Refunding (Consumers Power Co. Project), VRDN, Series A, 3.70% due 6/15/2010 (a)       1,100
AAA      Aaa      2,500     Refunding (Detroit Edison Company), Series CC, 6.95% due 9/01/2021 (d)                 2,735
A        A1       5,000     Refunding (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                      5,918
BBB+     Baa1     2,500     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                            2,701

                          Michigan State Strategic Fund, PCR, Refunding:
NR*      P1         500     (Consumers Power Project), VRDN, 3.70% due 4/15/2018 (a)                                 500
A        A2       2,500     (General Motors Corp.), 6.20% due 9/01/2020                                            2,705

                          Michigan State Trunk Line Revenue Bonds, Series A (d)(f):
AA-      Aa3      1,000     5.625% due 11/15/2004                                                                  1,107
AA-      Aa3      1,370     5.70% due 11/15/2004                                                                   1,522

                          Michigan State Trunk Line, Revenue Refunding Bonds, Series A (c):
AAA      Aaa      5,000     4.75% due 11/01/2020                                                                   4,815
AAA      Aaa      2,500     5% due 11/01/2026                                                                      2,463

AAA      Aaa      6,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation
                          Revenue Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95%
                          due 9/01/2022 (d)                                                                        8,307

AAA      Aaa      1,000   Northern Michigan University, Revenue Refunding Bonds, 5% due 12/01/2025 (c)               985

AAA      Aaa      5,000   Oxford, Michigan, Area Community School District (Building and Site), UT,
                          5.40% due 5/01/2025 (d)                                                                  5,184

AA+      Aa2      1,370   Plymouth-Canton, Michigan, Community School District, Refunding, UT, Series
                          A, 6.625% due 5/01/2016                                                                  1,467

AA+      Aa2      2,250   Reeths-Puffer, Michigan, Schools Building, UT, Series Q, 6.625% due 5/01/2002 (f)        2,503

AAA      Aaa      2,000   Romulus, Michigan, Community Schools, UT, Series I, 6.75% due 5/01/2001 (e)(f)           2,187

                          Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                          (William Beaumont Hospital):
AA       Aa2      6,250     Series D, 6.75% due 1/01/2001 (f)                                                      6,769
AA       Aaa      3,500     Series D, 6.75% due 1/01/2001 (f)                                                      3,793
A1+      VMIG1++    100     VRDN, Series J, 3.70% due 1/01/2003 (a)                                                  100



MuniYield Michigan Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

Michigan (concluded)
A1+      VMIG1++ $1,350   University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                          3.75% due 12/01/2027 (a)                                                              $  1,350

A1+      VMIG1++  1,300   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                          Series A, 3.75% due 12/01/2019 (a)                                                       1,300

AA       Aa1      2,510   University of Michigan, University Housing Revenue Bonds, Series A, 5.50%
                          due 11/15/2017                                                                           2,647

A1+      VMIG1++  1,775   University of Michigan, University Revenue Bonds, Medical Service Plan,
                          VRDN, Series A, 3.75% due 12/01/2027 (a)                                                 1,775

                          Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit Metropolitan
                          Wayne County) (c):
AAA      Aaa      7,500     AMT, Series A, 5.375% due 12/01/2017                                                   7,739
AAA      Aaa      3,500     Series B, 5% due 12/01/2028                                                            3,436

Puerto Rico--4.5%

AAA      Aaa      7,500   Puerto Rico, RITR,  7.02% due 7/01/2027 (g)                                              8,091

Total Investments (Cost--$156,753)--94.7%                                                                        168,704

Other Assets Less Liabilities--5.3%                                                                                9,415
                                                                                                                --------
Net Assets--100.0%                                                                                              $178,119
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.



QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                52.5%
AA/Aa                                  18.7
A/A                                    17.6
BBB/Baa                                 1.5
Other++                                 4.4

[FN]
++Temporary investments in short-term municipal securities.




MuniYield Michigan Fund, Inc.
October 31, 1998



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$156,752,586) (Note 1a)                         $168,704,406
                    Cash                                                                                         242,788
                    Receivables:
                      Securities sold                                                      $  6,396,146
                      Interest                                                                2,966,995        9,363,141
                                                                                           ------------
                    Prepaid expenses and other assets                                                             10,436
                                                                                                            ------------
                    Total assets                                                                             178,320,771
                                                                                                            ------------

Liabilities:        Payables:
                      Investment adviser (Note 2)                                                78,518
                      Distributions to shareholders (Note 1e)                                    54,802          133,320
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        68,533
                                                                                                            ------------
                    Total liabilities                                                                            201,853
                                                                                                            ------------

Net Assets:         Net assets                                                                              $178,118,918
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,200 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 55,000,000
                      Common Stock, par value $.10 per share (7,767,705 shares
                      issued and outstanding)                                              $    776,771
                    Paid-in capital in excess of par                                        108,391,554
                    Undistributed investment income--net                                      1,523,306
                    Undistributed realized capital gains on investments--net                    475,467
                    Unrealized appreciation on investments--net                              11,951,820
                                                                                           ------------
                    Total--Equivalent to $15.85 net asset value per share of
                    Common Stock (market price--$16.00)                                                      123,118,918
                                                                                                            ------------
                    Total capital                                                                           $178,118,918
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield Michigan Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  9,989,304
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                     $     880,276
                    Commission fees (Note 4)                                                    139,546
                    Professional fees                                                            89,131
                    Accounting services (Note 2)                                                 29,205
                    Printing and shareholder reports                                             27,641
                    Transfer agent fees                                                          27,132
                    Directors' fees and expenses                                                 22,915
                    Listing fees                                                                 13,475
                    Custodian fees                                                               13,471
                    Pricing fees                                                                  7,178
                    Other                                                                        18,046
                                                                                           ------------
                    Total expenses                                                                             1,268,016
                                                                                                            ------------
                    Investment income--net                                                                     8,721,288
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          4,168,067
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,309,899)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 11,579,456
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.




MuniYield Michigan Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1998              1997
Operations:         Investment income--net                                                 $  8,721,288     $  8,987,506
                    Realized gain on investments--net                                         4,168,067          541,037
                    Change in unrealized appreciation on investments--net                    (1,309,899)       1,615,126
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     11,579,456       11,143,669
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (6,872,146)      (6,932,397)
Shareholders          Preferred Stock                                                        (1,633,213)      (1,965,766)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (601,394)              --
                      Preferred Stock                                                          (385,924)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,492,677)      (8,898,163)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                 640,468               --
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                              2,727,247        2,245,506
                    Beginning of year                                                       175,391,671      173,146,165
                                                                                           ------------     ------------
                    End of year*                                                           $178,118,918     $175,391,671
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $  1,523,306     $  1,294,808
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield Michigan Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  15.58   $  15.29  $  15.23  $  14.05   $  16.59
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.12       1.16      1.18      1.19       1.20
                    Realized and unrealized gain (loss) on
                    investments--net                                       .38        .28       .11      1.47      (2.44)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.50       1.44      1.29      2.66      (1.24)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.89)      (.90)     (.93)     (.92)      (.96)
                      Realized gain on investments--net                   (.08)        --        --      (.27)      (.10)
                      In excess of realized gain on
                      investments--net                                      --         --      (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.97)      (.90)     (.97)    (1.19)     (1.06)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.21)      (.25)     (.25)     (.23)      (.22)
                        Realized gain on investments--net                 (.05)        --        --      (.06)      (.02)
                        In excess of realized gain on investments
                        --net                                               --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.26)      (.25)     (.26)     (.29)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.85   $  15.58  $  15.29  $  15.23   $  14.05
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  16.00   $ 15.125  $  14.50  $ 13.875   $ 12.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     12.56%     10.92%    11.67%    19.93%    (18.40%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.25%      8.35%     7.28%    18.29%     (9.00%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .72%       .74%      .75%      .76%       .76%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.96%      5.15%     5.26%     5.50%      5.25%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                               $123,119   $120,392  $118,146  $117,600   $108,467
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    year (in thousands)                               $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  40.41%     16.06%    19.73%    15.47%     18.88%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,239   $  3,189  $  3,148  $  3,138   $  2,972
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    742   $    894  $    880  $    806   $    765
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock
Outstanding:++

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.


MuniYield Michigan Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



MuniYield Michigan Fund, Inc.
October 31, 1998



(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $12,569 have been reclassified between undistributed net realized capital gains and undistributed net investment income and $19 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $68,353,498 and $89,363,668, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 4,168,067    $11,951,820
                                  -----------    -----------
Total                             $ 4,168,067    $11,951,820
                                  ===========    ===========


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $11,951,820, of which $12,059,372 related to appreciated securities and $107,552 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $156,752,586.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1998 increased by 40,495 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.30%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $105,116 as commissions.

5. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.082485 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.


MuniYield Michigan Fund, Inc.
October 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Michigan Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Michigan Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Michigan Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Michigan Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable capital gains distributions paid by the Fund during the year:


                                            Payable               Long-Term
                                              Date              Capital Gains

Common Stock Shareholders                   12/30/97               $  .077828*

Preferred Stock Shareholders                11/25/97               $27.56*
                                            12/02/97               $27.56*
                                            12/09/97               $21.41*
                                            10/13/98               $25.67**
                                            10/20/98               $23.02**
                                            10/27/98               $25.29**

[FN]
 *The entire distribution is subject to the 28% tax rate.
**The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


MuniYield Michigan Fund, Inc.
October 31, 1998


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.





OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbet I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYM